SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                                       ----
                                    FORM 8-K

                                 CURRENT REPORT

                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported) December 23, 1997

         TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of November 30, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Notes.

                             TMS Auto Holdings, Inc.
             (Exact name of Registrant as specified in its charter)

Delaware                                333-14075                22-3405381
(State or other jurisdiction of        (Commission              (IRS Employer
incorporation)                         File Number)              ID Number)

1625 West North Market Blvd., Sacramento, California                95834
(Address of principal executive offices)                        (Zip Code)

Registrant's Telephone Number,
including area code:                                           (916) 928-4400

                                       N/A

          (Former name or former address, if changed since last report)

Item 5.                    Other Event

     This Current Report on Form 8-K is being filed to correct a typographical error in the Registrant's prospectus supplement (the "Prospectus Supplement") dated December 16, 1997 filed by the Registrant pursuant to Rule 424(b) on December 18, 1997. Reference is made to the table under the heading "Delinquency and Loss Experience" on page S-24 of the Prospectus Supplement. Reference therein to "March 31, 1995" is amended to "March 31, 1996" and reference therein to "March 31, 1996" is amended to "March 31, 1997."

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             TMS AUTO HOLDINGS, INC.

                                 By:  /S/ ERIC R. ELWIN
                                      Name: Eric R. Elwin
                                      Title: Vice President and
                                             Assistant Secretary


Dated:  December 24, 1997